Exhibit 10.6.19
Rental Contract
between
Dieter Becken
BECKEN Investitionen & Vermögensverwaltung
Beim Strohhause 17, 20097 Hamburg (Germany)
- hereinafter “Lessor” -
and
Media Transfer AG
represented by the Managing Board
Beim Strohhause 31, 20097 Hamburg (Germany)
- hereinafter “Lessee” -
Contract Number 67.05
Article 1 Rental Object
(1) The property rented is located in the Office Building Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
- office space on the 10th floor, Beim Strohhause 17 — 31, 20097 Hamburg (Germany) (Appendix 1) comprising a floor space of approximately 743.5 m2, including proportionate share of the general spaces
- storage rooms on the first basement floor comprising a floor space of approximately 57 m2
- 8 parking spaces in the underground garage
(2) The rented spaces are measured from inner edge of outer wall to inner edge of outer wall. From these spaces the utility chutes and

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construction support pillars larger than 0.75 m2 are deducted, as well as spaces in staircase and elevators. The surfaces inside the elevators and staircases (landings) have not, however, been deducted. Partitioning walls inside the rented spaces were not reflected. Entrance areas and other general spaces, e.g. escape routes, entrance areas, etc. are calculated as rented space and allocated to the lessee proportionately.
(3) The two parties to the contract are in agreement that the precise measurement of the rented space floor space was not made and is not necessary. Differences in the actual rented floor space from the agreed upon floor space are immaterial if they do not diverge by more than 5%.
(4) The lessee assumes rented possession of the rental property in accordance with the room and function planning of the lessee (Appendix 2b) based on the performance description of the lessor (Appendix 2a). If intermediate walls are installed, moved or removed, including the associated installation of carpeting, color differences are presumably unavoidable. The lessor agrees to make no claims on the lessee with regard to such differences.
(5) The lessee takes rental possession of the following fixtures and equipment from the previous lessee, which are located on the premises:
- KAT-5 cables (lessee has documented measurements)

- 4 glass walls to the hall

- soap dispensers, paper towel holders
The maintenance, repair and renovation of these appointments and equipment taken over from the previous lessee must be paid for by the lessee. Upon termination of the rental relationship, the lessee will remove the computer cables if requested by the lessor and will also restore the partition between the 10th floor and the 11th floor.

The fixtures and equipment that have been taken over have no effect on the rent payment amounts, in accordance with Article 4.
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The lessor assumes no liability for the fixtures and equipment that have been taken over.
(6) The lessee agrees to assume responsibility for adherence to the garage regulations, in accordance with Appendix 6, and the operating instructions for multi-level parking, in accordance with Appendix 7.
(7) The lessee is granted the optional right of rental for half the rental space on the 11th floor, east side, Beim Strohhause 31, 20097 Hamburg (Germany) comprising a floor space of approximately 370 m2 (Appendix 2c), and shall notify the lessor by May 31, 2006 whether or not he wishes to exercise this rental right. If there is interest in renting this space, the rental relationship for the area on the 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany) will commence on October 15, 2006 in accordance with the conditions in this Rental Contract. This rental space will be handed over in its current condition, however not including the server room located in the inner zone.
For the rental space on the 11 floor, Beim Strohhause 31, 20097 Hamburg (Germany), the lessee is granted a rent-free period from October 15, 2006 until December 15, 2006. During this rent-free period, the running and other secondary costs, in accordance with Article 6, are to be paid in full by the lessee.
Article 2 Purpose of rental
(1) The spaces are being rented as office space and work connected with such. The lessee’s activities are in the service sector.
(2) All required, particularly all bureaucratic necessities for the performance of the lessee’s professional duties in this sector are to be obtained by the lessee at his own expense and risk. All professional permits, concessions, etc. are to be obtained by the lessee himself at his
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own expense and risk, insofar as they apply to his person and to his profession and/or company.
(3) Changes in purpose and use of the rented space require the prior written permission of the lessor. The lessor is permitted to deny such permission only for material, i.e. substantial reasons.
Article 3 Beginning of rental / Period of rental /
Termination of contract / Option
(1) The rental relationship commences on September 1, 2005.
(2) The rental relationship will last for a period of 5 years.
(3) The lessor grants the lessee the option to extend the period of rental once by 5 years. The written declaration of the lessee stating that he wishes to exercise this option of extending the period of rent must be received by the lessor at least 12 months prior to end of the respective lease period at the latest. The timely arrival of this communication is measured by the point in time when it is received by the lessor. The rent price is then calculated by the same process is regulated in Article 4, Section 5.
(4) Unless expressly disavowed in this contract, the legal regulations with regard to ordinary and extraordinary termination of contract will apply.
Article 4 Rent
(1) The amount of rent to be paid by the lessee each month is for the following spaces at the following rates:
- for the rented spaces on the 10th floor, 11.50 Euros per m2
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- for the storage space in the basement, 0.00 Euros per m2

- for the parking spaces, 80.00 Euros per parking slot
plus costs in accordance with Article 6 of the Rental Contract, plus sales tax in the legally required amount (Appendix 5b).
(2) The rent is to be paid in advance for each month, at latest on the third business day of each respective month, free of any attendant charges to be paid by the lessor. In case of late payment, the lessee is considered to be in arrears without having to be notified specifically of such. In case of late payment, the lessor is permitted to charge interest for the payment in arrears from the due date until the date payment is received.
(3) The lessor requests a power of attorney to debit the account of the lessee on the third business day of each month in the amount of the rent; when the lessee’s account changes, the power of attorney is to be extended to the new account.
(4) If the lessee is in arrears in rental payment, all partial payments, unless otherwise specified by the lessee, are to be accounted to the amounts due in this sequence: first, extraneous costs; then, interest; then, the main debt, the oldest debts being the first to be paid.
(5) The amount of rent, excluding operating costs and heating costs. and the agreed upon administrative flat rate charge are to be value-assured in the following manner:
a) The rent, excluding operating costs and heating costs, and the administrative flat rate charge are changed effective the beginning of the thirteenth month after commencement of the rental relationship, i.e. the beginning of the second rental year, corresponding to the inflationary change which has taken place until then (including in the last month of the first year) as determined by the National Statistics Office for
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Germany (basis: the year 2000 = 100 for all of Germany) compared to the level in the month the rental relationship commenced (“first calculation basis month”).
b) In this way, the amounts to be paid referred to in section a) above will change for the following year of rental, corresponding to the change in the inflation index between the last index adjustment and the index in the last month of the most recently completed rental year, effective as of the beginning of the first month of the new rental year.
c) The changes referred to take place automatically, i.e. the new amount corresponding to the change in the index is owed automatically, without specific notification of such, at the beginning of each respective rental year. As long as the lessee receives no newly calculated amounts in writing from the lessor, no payment delay can take place.
(6) The parties to the contract assume that the value-maintenance clause in accordance with Article 4, section 1 is in accord with, and approved by the price regulating rules of September 23, 1998 and that no party to the contract is, in the sense of Article 2, put at a material disadvantage. In case Article 4, section 1 of the price regulating rules is not applicable and/or the necessary approval is not granted, the parties to the contract agree to make a rule that can be approved and that most closely approximates the value-maintenance clause in this rental contract.
(7) In case the index referred to above is no longer being calculated and published or in case it is replaced by another index or calculated on a different basis, the new index will substitute the index referred to above. In such a case, the parties to the contract further agree to make a corresponding agreement that most closely approximates, financially speaking, the clause referred to above.
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(8) Bank and account information of the lessor:

Account name: BECKEN Investitionen & Vermögensverwaltung
Account number: 44 / 05080
Vereins- und Westbank AG, Hamburg, bank routing number: 200 300 00
Tax number of the lessor: 2222 / 520 / 11490
(9) The lessor elects the option of charging sales tax for the rental object. The lessee is aware that the lessor’s option of sales tax is only permitted under the conditions in Article 9, Section 2 of the sales tax laws. With regard to this, the parties to the contract agree upon the following:
a) The lessee is obligated to the lessor to utilize the rental premises by and large (at least 95%) for revenues that do not exclude the pre-tax deduction of the lessor, in other words, for his own revenues that are subject to sales tax.
b) The lessee also agrees to provide the lessor with written documents upon request that enable the lessor to fulfill his duties towards the financial authorities with regard to Article 9, section 2 of the sales tax laws.
c) In case of sub-leasing, the lessee is obligated to also elect the sales tax option and, moreover, to disclose and describe the obligations of this regulation in the sub-leasing contract so that the lessor can derive direct rights from the sub-lessee in the terms of the contract between the lessee and the sub-lessee (contract to the benefit of third party). The lessee also agrees to make sure that the sub-lessee fulfils the requisite obligations.
d) The lessee agrees to inform the lessor without delay if, contrary to this agreement, he earns revenues that exclude the pre-tax deduction of the lessor in accordance with the regulations in effect when this contract is
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concluded. This also applies if he is taxed as a small entrepreneur in accordance with Article 19 of the sales tax laws.
e) If the lessee violates his obligations of this regulation, he must compensate the lessor for all accrued damages without delay. That includes, in particular, the pre-tax deductions of construction costs claimed by the lessor.
Article 5 Rights of reduction, offset charging and withholding
The lessee can offset charges or reduce or withhold payments owed in accordance with this contract through a counter-claim only when that claim is undisputed or has been determined by a court ruling. In such a case, the lessee must inform the lessor in writing at least one month before such claim is due and against which payments they are being offset and/or withheld.
Article 6 Operating costs and other secondary costs
(1) The lessee pays, in addition to the rental payments, pre-paid services for heating, operating costs and other secondary expenses. The amount of the monthly pre-payments initially amounts to 3.00 per square meter plus sales tax as required by law.
(2) Operating costs, as understood by this rental contract, comprise payments, contributions, fees and costs that are incurred to the lessor through ownership of this property and/or by the regulated use of the property, the building or the utilities, inc. underground garage, utility systems, appointments, etc. or expenses that come about for the first time, particularly for:

- the overall operating public expenses, property tax, waste removal, recycling of recyclable materials, brick cleaning, measurement of emissions, sewage, water supply and drainage, including rainwater /
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surface water, and the corresponding measurement devices, their rental and their calibration;
- street cleaning, snow and ice removal / spreading of salt/gravel, cleaning and maintenance of sidewalks, paths, parking places, underground garages including the maintenance of their equipment and the care and maintenance of all outdoor areas, lawn/garden areas and woods;
- cleaning of the building, including the general spaces, rooms and areas, entrance halls, elevators, staircases and other generally used and generally accessible areas, cleaning and maintenance of outer glass surfaces and facades and extermination of vermin;
- operating and lighting general areas and rooms as well as generally used and generally accessible areas, entrance halls, elevators, staircases, parking places, underground garages and other public parts of the building, including replacement of light bulbs and their regular safety checks;
- operation and maintenance of generally used technical equipment and areas, particularly building control mechanisms, doors, revolving doors, etc. elevators for goods and for persons, including emergency alarm systems and their rental, fire alarm systems, CO2 warning systems, sprinkler systems, smoke chutes and chimneys, air conditioning systems, ventilation systems, outdoor automobile driveways, hydraulic lift systems, including all measurement equipment, in addition to their rental and calibration, and use of all general communication systems;
- insurance for fire, storm, glass and tap water, including EC coverage of the lessor, for liability insurance and for safety checks concomitant with insurance requirements;
- concierge services or other custodial services such as security guard and doorman services;
- other expenses that are considered to number among operating costs in accordance with the regulations on the listing of operating costs (Appendix 3).
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If the business of the lessee causes packing materials or other waste materials which are particularly voluminous, the lessee has the obligation to bear the expense of the additional rubbish containers that the lessor must order.
(3) Insofar as insurance, particularly fire insurance, bring about surcharges due to the manner of use of the rooms, these must be compensated to the lessor. The lessee must report to the lessor without delay all altered equipment or utilization of the rooms that necessitates reassessment of the danger level of the premises.
(4) Insofar as operating costs are incurred for the first time or are increased, these can be transferred to the lessee from the time of their inception and/or increase in due proportion. Appropriate pre-payments can then be agreed upon for these expenses.
(5) Insofar as the lessor has received no current court decision on property tax, calculations of the supposed prospective property tax will take their place.
(6) In case of increased public taxes and charges occurring after this contract has been closed and/or newly introduced property taxes and charges, the lessor is permitted to bill the lessee for the additional expenses subsequent to the closing of this contract with regard to the rented floor space.
(7) The proportionate allotment of the heating and hot water costs will take place

a) when technical measurement devices are used to determine the water use in accordance with heating cost regulations, namely according to the calculation invoicing standards of Sections 7 to 10 of the lessor’s heating costs regulations;
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b) when a water use measurement according to a) above is not possible, it will be calculated according to the used floor space.
(8) The expenses for administration of the property also number among the operating costs as understood by this contract. For such services, a monthly flat rate charge amounting to 1.5% of the rental payment is agreed. The administrative flat rate charge, for which no cost calculations/receipts are required, is also owed if the lessee is himself responsible for the administration of the property.
(9) Insofar as the operating costs are proportionately divided among the renters of the property, the scale and the period of measurement will be determined by the lessor according to his considered measurement, giving due consideration to the principles of equal treatment of all renters, as well as in observation of all mandatory legal regulations. In case of doubt, the charges of such operating costs will be calculated according to their respective floor spaces compared to the overall rented space of the property. The lessee is obligated to keep all measurement devices accessible at all times.
(10) The lessor is entitled, completely independent from Section 9 above, to directly bill the lessee for expenses of individual operating costs, e.g. water, electricity, insofar as this is technically possible.
(11) The lessor will submit an annual accounting of the lessee’s pre-payments. Any and all differences between the finally invoiced sum and the sum of pre-payments which were made will be refunded by the lessor to the lessee within seven weeks following receipt of the accounting by the lessee. The lessor will permit the lessee to examine this accounting and respond to it within a period of three weeks, upon prior arrangement of an appointed time to do so. If the lessee does not voice any objections in writing within the period of a further three weeks, the accounting is considered to be valid and accepted as such. The same applies in parallel
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fashion to the sum credited to the lessee. If an increase or a decrease of operating costs can be concluded from the lessor’s accounting, the pre-payments for the following accounting period will be raised or lowered accordingly.
Article 7 Security Deposit
(1) The lessee will pay a security deposit for the rented spaces in the amount of 3 months’ rent (40,190.52 Euros) at the latest two weeks before taking possession of the premises. The security deposit must be paid into the account of the lessor in accordance with Article 4, Section 8. The lessor will then place the money from this security deposit into a special account.
(2) The security deposit can also be made in the form of an irrevocable bank guarantee, which is due upon first call, in accordance with Appendix 4.
(3) The lessor is permitted to take money from the security deposit to satisfy claims that are made upon the lessee in connection with the rental contract, during or after the period of rental, if the lessee’s payments of such claims are in arrears. The lessee is obligated to replenish the security deposit without delay to the amount agreed in Section 1.
Article 8 Sub-leasing / Relinquishment of use
(1) The lessee can, after obtaining prior permission from the lessor, sub-lease the rented property. The lessor is only permitted to refuse such permission if substantial reasons prevail with regard to the sub-leasing lessee or if the type of proposed use of the rented spaces provide such reasons or contravene the interests of the lessor with regard to the rented spaces.
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(2) In case of impermissible sub-leasing or use of the rented spaces by the sub-leasing lessee that contravene contractual agreements, the lessor is permitted to demand the immediate termination of the sub-leasing rental relationship.
(3) Under all circumstances of sub-leasing, the lessee hereby irrevocably cedes to the lessor, as a precaution, all (that is, all existing and future) claims upon the sub-leasing lessee, particularly claims of payment of the monthly rent, to the amount agreed upon in this contract as due the lessor.
Article 9 Protection from competition
The rental of the spaces described above is effected without protection against competition or selection.
Article 10 Use of rented spaces / Signs
(1) In case of technical disturbances, i.e. breakdowns, acts of God or directives from public agencies that have not been caused by the lessor, operative utilities such as hot water, heating, other energy, electricity, telephone lines, etc. cannot be demanded and do not form the basis for any claim upon the lessor by the lessee. Required electricity outages do not form a basis for any claims of the lessee upon the lessor, nor do the attendant or subsequent damages.
(2) The lessee is granted permission to mount suitable signs, company logos, etc. in places in the building arranged together with the lessor.
(3) The lessee is obligated, upon termination of the rental relationship, to remove all advertising objects in the building at his own expense and restore the original state of the premises.
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Article 11 Construction modifications of rented spaces by the lessee
(1) The lessee is entitled to undertake construction modifications of the rented spaces after having obtained prior written permission from the lessor. Construction modifications that do not exceed 5,000.00 Euros, excluding the legally mandatory sales tax of currently 16% and that do not in any way intrude upon or change the substance of the building or make any material change in the building’s technical systems, can be undertaken without prior permission. The lessee, however, agrees to notify the lessor in writing of such modifications.
(2) The lessee is liable for any and all damages caused, for example, by construction work in the rented spaces as well as for the maintenance of fire protection regulations as prescribed by the municipal authorities. Should permission be required for any of these measures, the lessee must obtain it at his own risk and cost.
Article 12 Improvements and construction modifications
by the lessor
(1) The lessor is permitted to make improvements and construction modifications that are necessary for the maintenance of the building or the rented spaces and that protect against threatening hazards or which repair damages. This also applies to work and construction measures which are not absolutely necessary but which are purposeful, particularly which serve the modernization of the building or the lowering of heating costs, as long as they impede, i.e. disturb, the lessee to an immaterial degree. In case of value improvements and energy-saving measures, the lessor agrees to notify the lessee a month before such work is scheduled to begin with indication as to the anticipated length of the work. Insofar as it is necessary, the lessee must cooperate and assist in executing such work, e.g. by temporarily clearing furniture and/or built-in equipment from the rooms, etc. Should the lessee refuse to fulfill this obligation, he
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is liable to the lessor for all additional costs that accrue due to this non-cooperation. The lessor is obligated to carry out such work as swiftly as possible. The right of termination of contract in accordance with Article 554, Section III, Sentence 2 of the national laws (BGB) is excluded.
(2) Insofar as the lessee must acquiesce and endure such work, he is only permitted to reduce the rent or exercise a right of withholding or make a claim of damages if this work utterly or materially prevents the use of the rooms or the fulfillment of their express purpose. Article 554, Section IV of the national laws (BGB) is not applicable.
Article 13 Maintenance
(1) It is the obligation of the lessee to maintain the premises in good condition for the entire length of the rental relationship.
It is the obligation of the lessor to maintain the building, the general spaces and the general appointments and equipment.
(2) [translator’s note: in the original contract, this section is crossed out and labeled “-cancelled-”]
(3) The lessee agrees to treat the rented spaces and the fixtures and equipment, which constitute a part of them, in a considerate and protective way.
(4) The lessee releases the lessor from any obligation to undertake repairs for purposes of beautification.
(5) The lessee will bear the costs of all maintenance and repair measures ordered by the lessee, including those of fixtures and accessories without the lessee incurring any blame for such actions. The annual expenses for such work undertaken and paid for by the lessee are limited to the
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amount of one month’s rent, excluding heating costs and operating costs pre-payment.
(6) The lessee agrees to replace broken glass panes in the rented spaces at his own expense. Lighting fixtures and bulbs/illuminants in the rented spaces and in general spaces that are used by the lessee alone are also to be replaced by the lessee at his expense. The regular checking, maintenance and renewal of the fire extinguishers, including those provided by the lessor, are also the obligation of the lessee.
(7) The maintenance and good repair of all fixtures and equipment that have been provided by the lessee are the obligation of the lessee.
(8) If flooding is caused by clogged pipes or drains, or by having left faucets turned on, the lessee bears the repair costs for all the damages that were caused by him in those rooms damaged by the flooding, including in other rooms in the building, in other rented spaces or rooms in possession of other lessees.
(9) Damages to the rented spaces, even if he is fully responsible for their repair, must be reported to the lessor without delay. If such report is not made, the lessee is obligated to bear the cost of compensating for any and all damages that accrue to the lessor or a third party through this lapse.
(10) Irrespective of the previous clause, the lessee is responsible to the lessor for every form of damage to the rented spaces, the accessories and appointments, the premise’s areas and systems, to the general spaces, the building and all areas belonging to the building both in bearing the expense as well as in repairing the damage insofar as the damage was caused by him, his family members, employees, suppliers or customers. The lessee bears the burden of proof, which must be supplied in the period of rental, in demonstrating that he did not cause such damages.
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(11) If the lessee does not fulfill these obligations within a reasonable amount of time, despite written warning, the lessor has the right to order the required work to be carried out, in the name and at the expense of the lessee. If the requisite work has not been carried out by the day the premises are cleared by the lessee, the lessee is also liable for the costs incurred for the period of time during which the premises cannot be rented.
(12) Before installing or modifying technical systems that could disturb third parties or potentially endanger the piece of property or the building due to their effects, e.g. tremors, noises, odors, vibrations, toxic substances, radiation, dust, gases, disturbing currents, etc., the lessee must consult all the pertinent regulations and standards, including those of the professional oversight agencies, report this information to the lessor and obtain his written permission for the changes. The lessee has the right to demand such permission if sustained influence on third parties, the piece of property and the building can be ruled out. If through these technical systems such disturbances arise or sustained changes in the piece of property or the building are caused, the lessor can withdraw his permission and demand that the system be removed. If damages to the piece of property and/or the building are caused by such objects, the lessee must repair/replace them. This also applies if heavy apparatuses or machines are installed in the rental building with regard to the potential dangers that may arise from them.
(13) Insofar as the lessee deals with hazardous materials or dangerous processes that fall under the terms of the chemicals law, hazardous materials law, etc., the lessee is obligated to consult all pertinent information and regulations for handling such hazardous materials and performing such processes, and to heed such regulations and to release the lessor from any and all risks and bureaucratic demands in this connection. The lessor is entitled to demand from the lessee the closing and maintenance of an appropriate liability insurance policy to cover the
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handling such materials and performing such processes. The closure, coverage and continuation of such an insurance policy must be proven to the lessor upon request. The lessee must compensate all damages which
b) upon neglect of a major contractual obligation by the lessor or his executive assistants or
c) through lacking an assured characteristic of the rental spaces.
This does not apply to the liability for damages from human casualties or injuries to the human body or human health that stem from breach of duty, either premeditated or negligent, on the part of the lessor.
(2) The lessor assumes no liability for disturbances of the rented spaces that are caused exclusively by third parties, including other renters of rented spaces in the building. Nonetheless, he will make effort to influence, i.e. put an end to the disturbances he has been made aware of.
(3) All previous liability exclusions and/or reductions as well as all such exclusions and reductions in this rental contract are also applicable to the benefit of the executive assistants of the lessor.
Article 18 Interrupted operations
(1) If the rented spaces are destroyed or damaged through an occurrence not caused by the lessor, it lies within the purview of the lessor to decide whether the rented spaces, i.e. building, are to be rebuilt or not. If the lessor decides to have them rebuilt, the renter remains bound to the terms of the contract insofar as the rented spaces are reestablished and made available to the lessee within twelve months of the destructive/damaging occurrence.
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(2) Insofar as the contractual use of all or part of the damaged premises is not possible, the obligation of the lessee for payment of the monthly rent is suspended temporarily. In case of partial destruction, the payment obligation is suspended in due proportion. This does not apply, however, if the damages or destruction are due to the conduct of the lessee, his employees or contractors or sub-leasing lessees, in which case the burden of proof lies with the lessee.
(3) Interrupted operations that are not caused by the lessor do not suspend the payment obligations of the lessee, diverging from Section 2 above, if they are repaired within a reasonable amount of time, i.e. not longer than six weeks.
Article 19 Other agreements
(1) As a supplement to Article 1, Section 4 of this rental contract, the parties to the contract agree to the following with regard to changes of the rented spaces:
Duties on the part of the lessee:
- Installation of computer and telephone technical apparatus
- Purchase and installation of air conditioning, which upon termination of the rental relationship must be removed in orderly fashion unless another agreement on this subject has been made between lessor and lessee. The removal must be made so as to leave no trace behind.
- Installation of approximately 5 new floor tanks.
- Removal / disposal of the old carpeting and old carpet molding and rails and the purchase and installation of new floor covering and carpet molding.
Duties on the part of the lessor:
- Installation of server room, including T30 door, electricity from 2 different electrical phases.
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- Flat rate charge amounting to 10,000.00 Euros plus sales tax for the expansion of optional rented spaces on the 11th floor for construction / doors / painting / carpeting / final work, but not for the partitioning walls of the rented spaces.
- Electrical work: adaptation of power supply (including control and operating components for lighting fixtures, sun blinds, etc.) in the room and functional planning described in Appendix 2b.
Article 20 Subsidiary arrangements / Contract changes /
Written form
(1) This contract contains all the points agreed upon with regard to the rental relationship. Oral subsidiary arrangements do not exist. Alterations and completing clauses to this contract must be made in writing. This also applies to suspending the requirement of making all such changes in writing.
(2) The parties to the contract are aware of the special requirements of the written form as outlined in Article 550, Section 1 and Article 126 of the national laws (BGB). They hereby accept the mutual obligation to take all required action upon the demand of the other party and make all requisite explanations that may prove necessary to fulfill the legal requirements of the written form. They likewise agree that they will not terminate this contract early citing the non-adherence to legal written form requirements. This does not apply merely to the closure of the main rental contract, but to all Addendum, Alteration and Completion Contracts as well.

Rental contract Becken . / . Media Transfer AG
The major parts of this contract are:

Appendix 1:	Location and floor plan of the rented spaces
Appendix 2:	Description of lessor duties
Appendix 2b:	Room and function planning of lessee
Appendix 2c:	Optional spaces on 11th floor
Appendix 3:	Regulations on list of operating costs
Appendix 4:	Model guarantee text
Appendix 5a:	Calculation of monthly rental costs Sept.1, 2005 — Feb.28, 2006
Appendix 5b:	Calculation of monthly rental costs from March 1, 2006
Appendix 6:	Garage regulations
Appendix 7:	Operating instructions for multi-level parking

Hamburg, July 8, 2005	Hamburg,

[signed]	[signed]
Dieter Becken	Media Transfer AG
- lessor -	Net research & Consulting
Rothenbaumchaussee 38 — 20148 Hamburg
Tel: +49 40 669 625-0, Fax: — 29
mediatransfer@mediatransfer.de
www.mediatransfer.de
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Berliner Tor Center          First part of the construction

Media Transfer AG	[scale]	Floor plan 11th floor
Appendix 1
BECKEN INVESTITIONEN & VERMÖGENSVERWALTUNG

Appendix 2a
Becken
Investments & Asset Management
Calculation of the monthly rent payments
for October 1, 2006 through October 31, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor (Oct.15-Oct.31 06)	371.7 m2	0.00 Euro/m2	0.00 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	743.4 m2	3.00 Euro/m2	2,230.20 Euros
Operating costs pre-payment 11th floor (Oct.15-Oct.31 06)	371.7 m2	3.00 Euro/m2	611.51 Euros
Administration flat rate	8,549.10 Euros	1.5%	128.24 Euros
Administration flat rate 11th floor (Oct.15-Oct.31 06)	2,344.11 Euros	1.5%	19.28 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			12,258.33 Euros
Sales tax (16%)			1,961.33 Euros

Total rent, gross			14,219.66 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 2b
Becken
Investments & Asset Management
Calculation of the monthly rent payments
for November 1, 2006 through November 30, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor	371.7 m2	0.00 Euro/m2	0.00 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.10 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			12,806.75 Euros
Sales tax (16%)			2,049.08 Euros

Total rent, gross			14,855.83 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 2c
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
for December 1, 2006 through December 31, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor (Dec.1-15,06)	371.7 m2	0.00 Euro/m2	0.00 Euros
Office space 11th floor (Dec.16-31,06)	371.7 m2	11.50 Euro/m2	2,206.22 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.1 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			15,012.97 Euros
Sales tax (16%)			2,402.08 Euros

Total rent, gross			17,415.05 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 2d
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
valid as of January 1, 2007

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	1,115.1 m2	11.5 Euro/m2	12,823.65 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.1 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			17,081.30 Euros
Sales tax (16%)			2,733.01 Euros

Total rent, gross			19,814.31 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

BECKEN INVESTITIONEN & VERMÖGENSVERWALTUNG 20097 HAMBURG
10th Floor

BECKEN INVESTITIONEN & VERMÖGENSVERWALTUNG 20097 HAMBURG

10. Obergeschoss

0 1 5 10

Anlage 1

Mietflächen Berliner Tor Center

[scale] Rental spaces Berliner Tor Center	Appendix 1

Appendix 2a
Berliner Tor-Center, Hamburg
Description of building / expansion rules
Office space in renovated high-rise building
(former Police building)
General
When construction commenced on the piece of land located at Beim Strohhause 31, the core of the former Police Building on this land was retained and then generally renovated both inside and out. The newly expanded section, the internal infrastructure and the facades were all completely renewed. Access to the building was also improved by transferring the location of the staircase. The overall support framework as well as parts of the elevator system remain intact. A staircase is now interconnected with the two-story underground garage.
The rooms and rented space distribution depicted in the floor plans are optional and can be adapted upon notification of the individual rented space party. The rented spaces are equipped as offices in accordance with the following description of building construction.
1. Building shell / construction of building
Made with steel-reinforced concrete in locally made cement construction. Floor and ceiling construction in II-cement slabs, reinforced concrete supports in grids of 5.16 m. Two reinforced concrete wall panels and a staircase and elevator core added.
Ceiling capacity in offices 5 kn/m2.
Facade construction as modern, thermally isolated aluminum construction, in the facade grid approximately 1.30 m. Parapet panel as

Appendix 2a
F90 element. Window element with three opening wings for purposes of ventilation and cleaning. Sun protection blinds in space between the window panes, operable via hand cranks from inside room.
2. Hollow space floors
In hallways and offices, a hollow-space flooring, suitable for sub-floor installation boxes, is planned. The hollow-space flooring is suitable for installations by lessees.
3. Floor coverings
Carpets, anti-static and dirt-resistant, including PVC carpet moldings in the offices and hallways (material price up to DM 20.00/m2 including cutting).
4. Tiles
Restrooms and restroom foyers will have tiles on walls and floors, either glossy or matt, up to ceiling height, including a colored frieze at architrave height.
The kitchenettes will have matt or glossy tiles in the tiled areas and on the floors.
Rooms with floor tiles without wall tiles will have a base-plate tile.
5. Inner doors
Inner, office doors will have steel frames, wooden door panels of beechwood veneer with wood glue and three-sided standard sunk joints. Door handles and inner locks and doorstops are of aluminum. The inner, office doors will have will have hard upper and side elements in accordance with the architect’s plans.
Access doors to restrooms will have locks and be undercut for purposes of ventilation.

Appendix 2a
6. Dry construction work / lightweight walls
The partitioning walls on the floors with offices will consist of lightweight mounted walls with metallic stabilizing elements, outfitted on both sides with plaster slabs up to the ceilings and then plaster-finished for the painter, insofar as the static requirements of the building permit.
Office partitioning walls: D = 10 cm, each side is simply planked. Hallway partitioning walls and walls of internal archives rooms: D = 12.5 and/or 10 cm, each side is doubly planked.
Rental spaces partitioning walls on each floor: D = 15.5 cm, each side is doubly planked.
Tiled walls and walls in utility/restrooms will have outer planking of impregnated GKF slabs.
7. Walls of combination-office spaces (optional)
In partial sectors (30% of the office space), instead of normal office subdivisions with central hallway and offices allotted to both sides, spaces known as combination offices can also be created. The walls of the combination offices will have the facade grid of approximately 1.30 m and consist of alternately mounted wooden door elements with hard translucent panels above them and hard narrow glass/wood panels on the sides of single-pane safety glass. The doors and glass panes are framed in steel fittings.
8. Suspended ceilings
In the office spaces and hallways, as suspended plasterboard ceilings with lighting fixtures mounted on them. In the restrooms, a suspended ceiling of LM panels with cutouts for light fixtures and ventilation.

Appendix 2a
9. Steel doors, T30, T90 doors
In accordance with the plans, ducts and technical rooms will have T30 / T90 steel doors according to their needs, in the appropriate size and quality.
Door hinges as above.
Metal-glass doors for rented spaces in required size.
Access door to rented spaces with electronic-open function. The arrangement and quality as well as the equipment of the doors will be executed in accordance with bureaucratic pre-requisites.
10. Painting
Offices:
Raw-fiber wallpaper of fine texture with washable paint, GK ceilings painted with latex emulsion wall paint.
Kitchenette:
In the non-tiled areas, raw-fiber wallpaper of medium texture with scratch-resistant paint, GK ceilings where possible painted with latex emulsion wall paint.
Sluices, inner corridors and access corridors:
Fiberglass textile with scratch-resistant paint, GK ceilings painted with latex emulsion paint.
Concrete and/or masonry walls polished, plastered or painted in accordance with the plans of the architect.
11. Locks / Signs
Locks have master key systems with sub-divided groupings. Profile lock cylinder including the required elongation for all doors except restroom access doors. Signs on office hallway walls next to office doors of Plexiglas with internal plates for signs of lessees.

Appendix 2a
12. Facades
As lightweight metal construction with approximately 55 cm high architrave element. Window elements as connective wings with integrated sun-protection blinds, operated with a hand crank from inside. For purposes of ventilation, the windows can be opened and outfitted with opening braces to adjust their opening angle.
13. Heating
Pumped hot water heating with static heating elements of plated metal mounted on the facades.
Internal rooms will, as a rule, have no radiators. Each radiator will have a thermostat valve. The consumption rate is measured by means of evaporation pipettes mounted on the radiators.
14. Room ventilation
The basic concept of the facade was selected so that natural ventilation from opening windows is possible.
Corresponding to the wind conditions, a mechanical ventilation system is planned as of the 8th floor. Ventilation via a 2.5X air exchange per hour with cooling.
A mechanical ventilation is also possible on the first through seventh floors, technically possible including cooling, insofar as the lessees are willing to bear the additional costs.
Restroom ventilation according to regulations, air input via air-stream above the restrooms doors.
15. Gas, Water, Drainage and Fire Extinguishers
The drainage of the building is effected via a separation system.

Appendix 2a
Installations are mounted above one another. Restroom foyers and restrooms without floor drains.
The water supply is from the municipal drinking water system. For upper floors, a booster station is planned. Hot water is supplied via restroom boilers.
16. Restroom fixtures
Toilets will be mounted on the walls with water tanks mounted beneath the plaster, wash basing unit, suction-action urinals with pressure rinsing, single lever faucets, 5-liter boilers beneath the sinks (hot water), toilet paper roll holders, coat hangers, crystal mirror.
17. Kitchenette equipment
Connections for built-in sink, 5-liter boiler beneath the sink (boiling water apparatus), connection for dishwasher.
Brand-name kitchenette counters up to maximum 3 meters long, depending on the size of the rented spaces and the construction requirements, with upper and lower cabinets, sink and stainless steel drip-dry surface, connections for refrigerator and microwave appliances.
18. Electrical system
The low voltage supply of the rented spaces is effected from the network stations of the EVU. Each rented space has a capacity of 40 watt/m2 reserved for it. The size of the rented space is decisive for the type of electric meter (located in the meter room in the basement).
     Rented space proportion of performance > 40KW: direct meter
     Rented space proportion of performance < 40 KW: modified meter

Appendix 2a
From floor distribution (sub-divided into various rented spaces) the required electrical energy is separated into current cycles:
- in ceiling area via cable mounts, lighting fixtures which are switched on via wall switches;
- in hollow-space floors, two window frame electrical edgings with 4 wall plugs (230 volt) and 4 system-empty plugs for computer/telecommunication connections are planned.
The offices will have series-plugs for dimming and intensifying of lights:
     Plug 1      window side
     Plug 2      hallway side
For purposes of cleaning, beneath the series-plugs, a cleaning plug next to each office door is planned.
Lighting:
It is planned to install direct-indirect beaming pendulum lighting fixtures in all offices to take advantage of the ceiling reflection.
- Offices of rented spaces with pendulum lighting fixtures with direct-indirect proportions
Light strength according to ASR
(up to approximately 500 Lux)
- Office hallways as pendulum lighting or as built-in downlights according to plans.
Light strength according to ASR
(up to approximately 100 Lux)
Restrooms, kitchenettes, side rooms with built-in downlight, according to plans:

Appendix 2a
Light strength according to ASR
(up to approximately 200 Lux)
Fire alarm system:
Depending on the municipal requirements, a fire alarm is planned as follows:

Hallways and escape routes:	Optical smoke detector
Kitchens:	Temperature-difference alarm
Archives:	Optical smoke detector
Broadband communication system
Central broadband communication system with turnover point in basement. Building amplifier and main connections with cutoff plugs to each rented space. One broadband communication connection plug per rented space.
Intercom/doorbell system:
For each rented space, an intercom and doorbell system with door-opener function is planned. The intercom can be used from the main entrance and from the entrance to each rented space. The intercom receiving unit is planned as a table unit near the entrance to each rented space.
Remote technical equipment and fittings:
The rented spaces are interconnected via electrical lines, cable conduits and empty ducts to the telecommunication connection room. The installations for telecommunications on the part of the lessees are to be made up to the handover point in the telecommunication connection room so that the connection to each telecommunication provider can be realized.

Appendix 2a
19. General fixtures
The following general fixtures and equipment serve the general safety and the overall supply of the building ensemble. Some are available for the cooperative use of the lessees.
Elevators:
As high-speed elevators, each with 4 elevator cabins per office floor.
Remote television cameras:
In external areas on ground floor level, there is a television camera guardian system at the entrances. The television signal is then transmitted to house and doorman positions still to be defined and broadcast on television screens.
Access control:
The control and supervision of the main entrances on the ground floor is effected via identification-scanners and identification cards. The card system can be ordered from the lessor by the lessee at an additional cost.
Waste disposal:
Waste disposal takes place centrally in the basement of the building. Trash containers are made available for disposal of trash at the pick-up spot (only non-recyclable trash for municipal trash pick-up services) by a central janitorial service on the posted pick-up days for the municipal pick-up services. All other types of waste, e.g. paper and cardboard, plastic packaging, glass and recycling materials of all types, must be collected and disposed of by the lessees.
Basement / underground garage:
The basement floors and the underground garage are accessed via two central garage ramps. The entrance is via the card-reading and barrier-protected area at the head (and foot) of the ramps. Depending on the

Appendix 2a
rental situation, magnetic cards can be requested from the lessor, at the lessee’s expense , for garage parking spaces.
Bicycle storage and all technical systems for utilities are located on the basement levels. Regulations as above.
External areas:
The external areas are to be fashioned into highly attractive spots, according to plan. Outdoor furniture, lighting and greenery according to plan. Parking spaces for vehicles and bicycles according to plan. Truck parking spaces are available for lessees to a limited extent, depending on rental agreements.
Hamburg, September 13, 2000
Marc Holzhausen, certified engineer

	Planung:	Mletobjekt:
— Wand neu	Rothmann und Partner	Berliner Tor Center — 10.OG
Wand Abbruch	Gelbelstr. 57
	22303 Hamburg	30.06.05 M. 1:200
	Tel.: 040 - 650 336 60	Raum- und Funktionsplanung des
• Bodentank Bestand	Fax: 040 - 650 336 66	Mieters Mediatransfer
• Bodentank neu	Mail: info@rothmann-und-partner.de	Anlage 2b

— Wall, new	Planning:
Wall demolished	Rothmann und Partner
Geibelstr. 57
• Floor tank, existing	22303 Hamburg (Germany)
• Floor tank, new	Tel. 040 650 336 60
Fax. 040 650 336 66
E-Mail: info@rothmann-une-partner.de
Rental property:
Berliner Tor Center — 10th floor
June 30, 2005, scale 1:200
Room and Function Planning of
lessee Media Transfer
Appendix 2b

Optional space            Media Transfer AG
Appendix 2c
[scale]
11th floor      Construction sector 1
BECKEN INVESTITIONEN & VERMÖGENSVERWALTUNG

Appendix 3
Regulations about listing operating costs
1. Operating costs
i) Operating costs are expenses that are continuously incurred by owner or builder, through ownership or the right to build on a particular piece of property, or through the use of a building, a secondary building, external areas, equipment and land. Materials and work of the owner or builder can be invoiced in the amount which would be charged for the equivalent rendering of services a third party, particularly an entrepreneur; the sales tax charge by a third party must not be included.
ii.) The following are not to be included in operating costs:
1. expenses that are incurred for employees and equipment necessary for the administrative management of the building, supervision expenses, the value of a lessor’s personally rendered administrative work, expenses for mandatory or voluntary auditing of the annual balance sheet and expenses for management (administration).
2. expenses incurred during the period of use for ensuring the stipulated purpose, specifically for removing the effects of use, age and weather through construction or for properly eliminating other deficiencies (expenses for maintenance and repair).
2. List of operating costs
Operating costs as understood by Article 1 include:
1. ongoing public costs for the building
this includes Property Tax;
2. water supply costs
including the costs for water usage, basic fees, costs of renting or other type of meter reading of usage and the costs for using such meter

Appendix 3
devices, including their calibration and the costs of calculation and distribution, the costs of maintaining the water regulators, the costs of operating a water supply system for that particular building and a water purification system, including purification materials;
3. sewage costs
including the fees for the building and property drainage, the costs of operating an appropriate private (not municipal) system and the costs of operating a drainage pump;
4. costs
a) of operating a central heating system, including the exhaust system including the costs of fuels, their delivery, the costs of operating electricity, the costs of operating the system, supervising and maintenance costs of the system, regular control of its functions and safety, including its adjustment by a qualified professional, the cleaning of the system and the room in which it functions, the costs of measurements in accordance with the national emission laws, the costs of renting or otherwise providing a device to measure usage and the costs of using such measurement device, including its calibration and the costs of calculation and distribution;
or
b) of operating a central fuel supply system
including the costs of fuels and their delivery, the costs of operating electricity and the costs of supervision, cleaning the system and the room in which it functions;

Appendix 3
or
c) the independent commercial delivery of remote heat, including from systems as understood in section a) above, including the compensation for delivery of remote heating and the costs of operating the necessary systems in the building in accordance with section a);
or
d) the cleaning and maintenance of the floor heating and individual gas burning facilities including the costs of removing water deposits and fuel residue in the system, the costs of regular operational and safety checks for the system and the necessary adjustments by a qualified professional, as well as the costs of measurements in accordance with national emission laws;
5. costs
a) of operating a central hot water supply system
including the costs of water supply in accordance with section 2, insofar as they are not therein included and the costs of hot water corresponding to no. 4, section a;
or
b) of an independent commercial delivery of hot water, including from systems as understood in section a)
including compensation for delivery of hot water and the costs of operating the corresponding system in the building, in accordance with no. 4, section a;
or
c) of the cleaning and maintenance of hot water devices
including the costs of removing water deposits and fuel residue from inside the devices as well as the costs of regular operational and safety checks and the necessary adjustments by a qualified professional;
6. the costs of interconnected heating and hot water supply systems
a) for central heating systems corresponding to no. 4, section a, and corresponding to no. 2, insofar as they are not reflected therein,

Appendix 3
or
b) for independent commercial delivery of heat corresponding to no. 4, section c and corresponding to no. 2, insofar as they are not reflected therein,
or
c) for interconnected floor heating and hot water supply systems corresponding to no. 4, section d and corresponding to no. 2, insofar as they are not reflected therein;
7. the expenses of operating a passenger or freight elevator including the costs of operating electricity, the costs of supervision, operating, maintenance, regular function and safety checks, including adjustments by a qualified professional and the costs of cleaning the elevator system;
8. the expenses of street cleaning and waste removal
including the costs of municipal street cleaning and the fees charged for this service and the costs of non-public measures, the costs of waste removal, whether in the form of municipal fees for this service, or for appropriate private services, the costs of operating trash compressors, garbage chutes and refuse suction systems and the operation of trash collection areas including the costs of calculation and distribution;
9. the expenses of building cleaning and extermination of vermin including the cleaning of the generally accessible spaces of the building, e.g. entrances, hallways, staircases, cellar, attic rooms, utility rooms, elevator cabin;
10. landscaping expenses
including the costs of maintenance of the garden areas, the renewal of plants and bushes, the care of playgrounds including renewal of sand and maintenance of the spaces, entrances and driveways serving non-public traffic;

Appendix 3
11. lighting expenses
including the costs of electricity for outdoor lighting and lighting of the general spaces of the building, such as entrances, hallways, staircases, cellars, attic rooms, utility rooms;
12. chimney cleaning expenses
including the chimney sweep fees in accordance with municipal regulations, insofar as these costs are not included in no. 4, section a;
13. property and liability insurance expenses
including the costs of insuring the building against fire, storm and water damages, as well as other natural forces, glass insurance, liability insurance for the building, the oil tank and the elevator;
14. janitorial service expenses
including the compensation, social insurance payments and all monetary benefits issued by the owner or administrator of the building to the janitor for his work, insofar as this does not include maintenance, repair, renewal, beautification repairs or building administration; insofar as such work is carried out by a janitor, costs for work outlined in no. 2 — 10 must not be listed;
15. the expenses
a) of operating general antenna systems
including the costs of operating electricity and the costs of regular function and safety checks, including their adjustment by a qualified professional or the payment for an antenna system that does not belong to the building, and the fees and expenses incurred for cable broadcasts in accordance with copyright laws;
or
b) of operating a broadband cable network-connected private distributor system including the costs corresponding to Section a, as well as ongoing monthly basic fees for broadband services;

Appendix 3
16. the expenses of installing and operating a laundry room
including the costs of operating electricity, supervision, maintenance and cleaning of the installation, regular function and safety checks and the costs of water supply corresponding to no. 2, insofar as they are not therein reflected;
17. other operating costs
including operating costs as understood by Article 1, which are not reflected in sections 1 through 16.

Appendix 4
Surety bond
between

- as lessor -
and

- as lessee -
a rental contract for
on
has been concluded.
In accordance with Article 7 - Security deposit - of the rental contract, the lessee agrees to a cash deposit to secure all claims of the lessor in the rental relationship, including claims on compensation for use in case of delayed return or secondary claims.
We hereby assume the absolute suretyship in this matter, with the proviso that we can only be required to pay claims for all existing and future, whether conditional or term claims, which the lessor from the above-described rental relationship makes upon the lessee or will make upon the lessee, to the amount of
Euro
(in words:                                                                                                      ).
We cede the plea of disputability, of offset chargeability and of benefit of discussion in accordance with Section 770, 771 of the national laws (BGB), the right outlined in Article 776 of the national laws (BGB) and the right of deposit. We agree, upon the first written demand, to pay without delay the sum owed to the lessor.
Our obligations from this surety bond expire if this pledge of guarantee is returned to us by the lessor or by a third party with the agreement of the lessor. This return must then take place, when all payment obligations from the rental relationship have been fulfilled upon termination of the rental relationship. We can secure release from this surety bond at any time by paying the guaranteed sum.
Our surety bond is subject to the laws of Germany. Legal venue has been agreed upon as Hamburg.
                                                                   , (date)
                                                                                   (signature of bank)

Appendix 5a
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
valid from September 1, 2005 through February 28, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

		Basis of calculation		Rent
Office space		743.5 m2	0.00 Euro/m2	0.00 Euros
Storage space		57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	}	743.5 m2	3.00 Euro/m2	2,230.50 Euros
Heating costs pre-payment		1
Maintenance flat rate charge		743.5 m2	0.00 Euro/m2	0.00 Euros
Administration flat rate		8,550.25 Euros	1.5%	128.25 Euros
Parking spaces		8 each	80.00 Euros each	640.00 Euros

Total rent, net				2,998.75 Euros
Sales tax (16%)				479.80 Euros

Total rent, gross				3,478.55 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 520 / 11490

Appendix 5b
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
valid from March 1, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

		Basis of calculation		Rent
Office space		743.5 m2	11.50 Euro/m2	8,550.25 Euros
Storage space		57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	}	743.5 m2	3.00 Euro/m2	2,230.50 Euros
Heating costs pre-payment		1
Maintenance flat rate charge		743.5 m2	0.00 Euro/m2	0.00 Euros
Administration flat rate		8,550.25 Euros	1.5%	128.25 Euros
Parking spaces		8 each	80.00 Euros each	640.00 Euros

Total rent, net				11,549.00 Euros
Sales tax (16%)				1,847.84 Euros

Total rent, gross				13.396.84 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 520 / 11490

Appendix 6
Garage Regulations
1. The parking places are only for parking personal motor vehicles, i.e. automobiles. The lessee is permitted to use the spaces only for this express purpose.
2. The lessor assumes no liability for theft or damage of parked vehicles.
3. Construction modifications to the parking spaces by the lessee are prohibited.
4. The lessor agrees not to store any gasoline/diesel/fuel.
5. The lessee shall grant use of his parking space(s) to a third party only with permission of the lessor. Such permission can be refused only for important reasons.
6. The general spaces and equipment on the property/in the garage must be utilized by the lessee in such a way that no other users are restricted from their use. The lessee agrees to drive in the driveways at a maximum speed of 10 km/hr and heed the applicable traffic regulations valid for general traffic.
7. The lessee agrees to avoid all unnecessary noise, particularly through honking the car horn and/or letting the engine run. Both smoking and any open flames are prohibited in the garage.
8. The lessee is fully liable for any and all damages in the parking areas that he/she has caused. The burden of proof is on the lessee to demonstrate that he/she has not acted culpably. Technical defects in the parking installation are an exception to this rule.
9. Headlights shall be used at all times when driving in the garage. The traffic and emergency access ways (at entrance and exit and emergency exits) must always be kept free.
10. In case of fire, the fire doors close automatically on the garage floors. Vehicle engines must immediately be turned off, the vehicles secured and the garage exited as quickly as possible.
11. The automatic barrier is intended for motor vehicles, i.e. cars, without trailer attachments. Trucks are not allowed to enter the garage. Only 1 motor vehicle is to enter the parking area each time the barrier opens. The barrier then closes automatically after a motor vehicle has passed. Pedestrians and bicyclists and wheelchair users are not permitted to pass through the barrier, since there is a risk of injury.
Hamburg, (date)

Signature of lessee

Appendix 7
[Instructions for Operation of Hydraulic Lift]

COPY
1st Addendum
to Rental Contract of July 8, 2005
between
Dieter Becken
BECKEN Investitionen & Vermögensverwaltung
Beim Strohhause 17, 20097 Hamburg (Germany)
- hereinafter “Lessor” -
and
Media Transfer AG
represented by the Managing Board
Beim Strohhause 31, 20097 Hamburg (Germany)
- hereinafter “Lessee” -
Contract Number 208.06
Preamble
The Lessor, under the terms of the Rental Contract of July 8, 2005, has leased office space in the office building known as Berliner Tor Center, address: Beim Strohhause 17 — 31, 20097 Hamburg, Germany, consisting of office space on the 10th floor at Beim Strohhause 31 comprising a floor space of about 743.5 m2 as well as 8 parking spaces and a storage space.
In addition to the Rental Contract of July 8, 2005, the validity of which continues unless expressly suspended in the following articles of contract, the two parties also agree to the following:
1. The lessee exercises his right in accordance with Article 1, Section 7 of the Rental Contract of July 8, 2005, to lease, in addition, in accordance with the conditions specified in the Rental Contract of July 8, 2005, the rental space on the

11 floor, east side, Beim Strohhause 31 (Appendix 1: green-colored space) comprising a floor space of approximately 371.7 m2 (including proportionate use of the general spaces). Diverging from Article 1, Section 7 of the Rental Contract of July 8, 2005, the lessee also leases one half of the Server Room.
2. The rental agreement for the additionally rented space as outlined in Section 1 above commences on October 15, 2006 and ends on August 31, 2010. Article 3, Section 3 of the Rental Contract of July 8, 2005 is applicable in this connection.
3. For the additionally rented space as outlined in Article 1 above, the lessee is granted a rent-free period from October 15, 2006 until December 15, 2006. During the rent-free period, all operating costs and other secondary costs in accordance with Article 6 of the Rental Contract of July 8, 2005 plus the Sales Tax as required by law must be paid in full.
4. The current rental amount calculations are specified in Appendix 2a to 2d in this Addendum.
5. The amount of the rent, excluding operating costs and heating costs and the agreed flat rate for administrative costs for the additionally rented space as outlined in Section 1 above will be value-safeguarded as follows: The rent, excluding operating costs, heating costs, and the administrative flat rate charge, will change as of September 1, 2007 in accordance with the changes of the National Office of Statistics for all inflationary changes before August 2007, based on the Consumer Price Index for Germany (basis: year 2000 = 100, for all of Germany) corresponding to the value in August 2006 (“first calculation basis month”). Article 4, Sections 5b and 5c, Section 6 and Section 7 are applicable in this connection.
6. The lessor, in accordance with the additionally rented space outlined in Article 1 above, will carry the costs for the following renovations and expansions:
- partitioning of rented space, particularly the Server Room

- removal of double floors and unnecessary electric cords in Server Room

- adaptation of restrooms, insofar as this is required by law

- removal of the entrance control of previous lessee

- shampoo cleaning of carpeted floors

- painting (white) of walls

- suitable refurbishment of entrance area, corresponding to the standards carried out on the 2nd floor

1st Addendum Becken ./. MediaTransfer AG
Outside of this, the additionally rented space, as outlined in Article 1 above, will be handed over in its current condition.
7. The lessee, in accordance with the additionally rented space outlined in Article 1 above, will take possession of the following fixtures of the previous renter:
- KAT-5 cables
- racks / cabinets, insofar as these have been left by the previous renter without cost § Article 1 of the Rental Contract of July 8, 2005 is applicable in this connection.
8. The lessee, for the additionally rented space outlined in Article 1 above, will pay a deposit in the amount of 3 month’s rent (18,979.11 Euros). Outside of this, Article 7 of the Rental Contract of July 8, 2005 is applicable.
9. The additionally rented space as outlined in Article 1 above must, upon the termination of the rental relationship, be renovated (walls painted white, carpeted floors shampooed, other floors cleaned) before it is handed over to the lessor. Damaged, spotted and/or inordinately worn down floor coverings must be replaced. Construction modifications and built-in installations must be removed upon lessor’s request, so that the state of the rental space prior to the start of the rental relationship, i.e. before the construction and installation modifications were made, is restored. When moving out of the rental space, the lessee must leave the rented spaces in the condition specified in the contract and return all keys, including those made by the lessee himself. Otherwise, the lessor is permitted to open the rooms and have new locks made at the lessee’s expense.
10. The lessee, for the rental space on the 11th floor, west side, Beim Strohhause 31, 20097 Hamburg (Germany) comprising a floor space of approximately 371.7 m2 (Appendix 1: white-colored space), is granted a right of rental for which the lessee will notify the lessor by July 31, 2007 as to whether he wishes to exercise the right of rental. If there is interest in rental of this space, the rental relationship for the area on the 11th floor, west side, Beim Strohhause 31, 20097 Hamburg (Germany) will commence on October 15, 2006 in accordance with the conditions in the Rental Contract of July 8, 2005. This rental space will be handed over in its current condition, with walls newly painted white and the carpeted floors shampooed.

11. Insofar as the right to rent, under the terms outlined in Article 10 above, has not been exercised by July 31, 2007, the lessor will contract the partitioning of the rental space on the 11th floor and the adaptation of the restrooms, as outlined in Article 6 above.
12. If a specified point of agreement in this Addendum is or becomes inoperative or invalid, the effectiveness and/or validity of the remaining points in the Addendum are not affected. In such a case, the invalid/inoperative point must be reformulated or supplemented by the parties to the agreement in such a way that the original purpose of the clause is achieved. The same applies the event that a loophole in the rental clauses is discovered that needs to be filled.
Appendix 1: Floor plan of 11th floor, east side (green-colored space) / west side (white-colored space)

Appendix 2a: Rent calculations October 1, 2006 — October 31, 2006

Appendix 2b: Rent calculations November 1, 2006 — November 30, 2006

Appendix 2c: Rent calculations December 1, 2006 — December 31, 2006

Appendix 2d: Rent calculations from January 1, 2007
This Addendum is an integral component of the Rental Contract referred to above and is accepted by both parties as attached to it.

Hamburg, July 5, 2006	Hamburg, June 30, 2006

(signed) Dieter Becken	(signed) Media Transfer AG

Berliner Tor Center Construction sector no. 1

Media Transfer AG	[scale]	Floor plan of floor space
11th floor		Appendix 1
BECKEN INVESTITIONEN & VERMÖGENSVERWALTUNG

Appendix 2a
Becken
Investments & Asset Management
Calculation of the monthly rent payments
for October 1, 2006 through October 31, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros

Office space 11th floor (Oct.15-Oct.31 06)	371.7 m2	0.00 Euro/m2	0.00 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	743.4 m2	3.00 Euro/m2	2,230.20 Euros
Operating costs pre-payment
11th floor (Oct.15-Oct.31 06)	371.7 m2	3.00 Euro/m2	611.51 Euros
Administration flat rate	8,549.10 Euros	1.5%	128.24 Euros
Administration flat rate
11th floor (Oct.15-Oct.31 06)	2,344.11 Euros	1.5%	19.28 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			12,258.33 Euros
Sales tax (16%)			1,961.33 Euros

Total rent, gross			14,219.66 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 2b
Becken
Investments & Asset Management
Calculation of the monthly rent payments
for November 1, 2006 through November 30, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor	371.7 m2	0.00 Euro/m2	0.00 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.10 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			12,806.75 Euros
Sales tax (16%)			2,049.08 Euros

Total rent, gross			14,855.83 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 2c
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
for December 1, 2006 through December 31, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor (Dec.1-15,06)	371.7 m2	0.00 Euro/m2	0.00 Euros
Office space 11th floor (Dec.16-31,06)	371.7 m2	11.50 Euro/m2	2,206.22 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.1 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			15,012.97 Euros
Sales tax (16%)			2,402.08 Euros

Total rent, gross			17,415.05 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 2d
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
valid as of January 1, 2007

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	1,115.1 m2	11.5 Euro/m2	12,823.65 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.1 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			17,081.30 Euros
Sales tax (16%)			2,733.01 Euros

Total rent, gross			19,814.31 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

COPY
2nd Addendum
to Rental Contract of July 8, 2005
between
Dieter Becken
BECKEN Investitionen & Vermögensverwaltung
Beim Strohhause 17, 20097 Hamburg (Germany)
- hereinafter “Lessor” -
and
Media Transfer AG
represented by the Managing Board
Beim Strohhause 31, 20097 Hamburg (Germany)
- hereinafter “Lessee” -
Contract Number 208.06
Preamble
The Lessor, under the terms of the Rental Contract of July 8, 2005, has leased office space in the office building known as Berliner Tor Center, address: Beim Strohhause 17 — 31, 20097 Hamburg, Germany, consisting of office space on the 10th floor at Beim Strohhause 31 comprising a floor space of about 743.5 m2 as well as 8 parking spaces and a storage space.

1st Addendum of June 30 and July 5, 2006 at Office Building Berliner Tor Center, Beim Strohhause 17 - 31, 20097 Hamburg (Germany), office space on the 11 floor, Beim Strohhause 31 comprising a floor space of approximately 371.7 m2 to the lessee.

1st Addendum Becken ./. Media Transfer AG
In addition to the Rental Contract of July 8, 2005, the validity of which continues unless expressly suspended in the following articles of contract, the two parties also agree to the following:
1. The lessee exercises his right in accordance with Article 1, Section 7 of the Rental Contract of July 8, 2005 to lease, in addition, in accordance with the conditions specified in the Rental Contract of July 8, 2005, the rental space on the 11 floor, east side, Beim Strohhause 31 (Appendix 1: green-colored space) comprising a floor space of approximately 371.7 m2 (including proportionate use of the general spaces). Diverging from Article 1, Section 7 of the Rental Contract of July 8, 2005, the lessee also leases one half of the Server Room.
2. The rent-free time period for the additional rented space which was agreed upon in the 1st Addendum of June 30 and July 5, 2006 shall commence, diverging from the June 30 and July 5, 2006 date of commencement specified in the 1st Addendum, on December 15, 2006 and end on February 15, 2007. In the rent-free period, all operating costs and other secondary costs, in accordance with Article 6 of the Rental Contract of July 8, 2005, plus the Sales Tax as required by law are to be paid in full.
3. The current rental-amount calculations are specified in Appendix 1a to 1d in this Addendum.
4. If a specified point of agreement in this Addendum is or should become inoperative or invalid, the effectiveness and/or validity of the remaining points in the Addendum are not affected. In such a case, the invalid/inoperative point must be reformulated or supplemented by the parties to the agreement in such a way that the original purpose of the clause is achieved. The same applies in the event that a loophole in the rental clauses is discovered that needs to be filled.
Appendix 1a: Rent calculations December 1, 2006 — December 31, 2006

Appendix 1b: Rent calculations January 1, 2007 — January 31, 2007

Appendix 1c: Rent calculations February 1, 2007 — February 28, 2007

Appendix 1d: Rent calculations March 1, 2007

This Addendum is an integral component of the Rental Contract referred to above and is accepted by both parties as attached to it.

Hamburg, November 24, 2006	Hamburg, October 30, 2006

(signed) Dieter Becken	(signed) Media Transfer AG

Appendix 1a
Becken
Investments & Asset Management
Calculation of the monthly rent payments
for December 1, 2006 through December 31, 2006

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor (Dec.15-Dec.31 06)	371.7 m2	0.00 Euro/m2	0.00 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	743.4 m2	3.00 Euro/m2	2,230.20 Euros
Operating costs pre-payment
11th floor (Dec.15-Dec.31 06)	371.7 m2	3.00 Euro/m2	611.51 Euros
Administration flat rate	8,549.10 Euros	1.5%	128.24 Euros
Administration flat rate
11th floor (Dec.15-Dec.31 06)	2,344.11 Euros	1.5%	35.16 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			12,274.20 Euros
Sales tax (16%)			1,963.87 Euros

Total rent, gross			14,238.07 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 1b
Becken
Investments & Asset Management
Calculation of the monthly rent payments
for January 1, 2007 through January 31, 2007

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor	371.7 m2	0.00 Euro/m2	0.00 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.10 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			12,806.75 Euros
Sales tax (19%)			2,433.28 Euros

Total rent, gross			15,240.03 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00

Tax number of lessor:	2222 / 230 / 23935

Appendix 1c
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
for February 1, 2007 through February 28, 2007

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	743.4 m2	11.5 Euro/m2	8,549.10 Euros
Office space 11th floor (Feb.1-15,07)	371.7 m2	0.00 Euro/m2	0.00 Euros
Office space 11th floor (Feb.16-31,07)	371.7 m2	11.50 Euro/m2	1,984.61 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.1 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			14,791.37 Euros
Sales tax (19%)			2,810.36

Total rent, gross			17,601.73 Euros
Bank information of lessor:

Account holder	BECKEN Investitionen & Vermögensverwaltung
Account number	44 05 080
Bank	Hypo Vereinsbank AG Hamburg
Bank routing number	200 300 00

Tax number of lessor	2222 / 230 / 23935

Appendix 1d
BECKEN
Investments & Asset Management
Calculation of the monthly rent payments
valid as of March 1, 2007

Property	Berliner Tor Center, Beim Strohhause 17 — 31, 20097 Hamburg (Germany)
Lessee	Media Transfer AG
Rental object	10th floor / 11th floor, Beim Strohhause 31, 20097 Hamburg (Germany)

	Basis of calculation		Rent
Office space	1,115.1 m2	11.5 Euro/m2	12,823.65 Euros
Storage space	57 m2	0.00 Euro/m2	0.00 Euros
Operating costs pre-payment	1,115.1 m2	3.00 Euro/m2	3,345.30 Euros
Administration flat rate	12,823.65 Euros	1.5%	192.35 Euros
Parking spaces	9 each	80.00 Euros each	720.00 Euros

Total rent, net			17,081.30 Euros
Sales tax (19%)			3,245.45 Euros

Total rent, gross			20,326.75 Euros
Bank information of lessor:

Account holder:	BECKEN Investitionen & Vermögensverwaltung
Account number:	44 05 080
Bank:	Hypo Vereinsbank AG Hamburg
Bank routing number:	200 300 00
Tax number of lessor:	2222 / 230 / 23935